EXHIBIT 99

FORM 4  JOINT FILER INFORMATION

NAME: LUO KEN YI

RELATIONSHIP OF REPORTING PERSON TO ISSUER: PRESIDENT, DIRECTOR AND 10% OWNER.

ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

DESIGNATED FILER: KGE GROUP LIMITED

ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEID]

DATE OF EVENT REQUIRING STATEMENT: DECEMBER 27, 2010

/s/ Luo Ken Yi
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LUO KEN YI

NAME: YE NING

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% OWNER.

ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

DESIGNATED FILER: KGE GROUP LIMITED

ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEID]

DATE OF EVENT REQUIRING STATEMENT: DECEMBER 27, 2010

/s/ Ye Ning
------------------------------
YE NING

NAME: TANG NIANZHONG

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% OWNER.

ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

DESIGNATED FILER: KGE GROUP LIMITED

ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEID]

DATE OF EVENT REQUIRING STATEMENT: DECEMBER 27, 2010

SIGNATURE:

/s/ Tang Nianzhong
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TANG NIANZHONG